UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2011

FUELCELL ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14204	06-0853042
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Great Pasture Road, Danbury, Connecticut 06813

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (203) 825-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On December 12, 2011, FuelCell Energy, Inc. (“FuelCell”) issued a press release announcing its financial results and accomplishments as of and for the three months and fiscal year ended October 31, 2011. A copy of FuelCell’s press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	FuelCell Energy, Inc., Press Release, issued December 12, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUELCELL ENERGY, INC.

Date: December 14, 2011	By:	/s/ Michael Bishop
Michael Bishop
Senior Vice President, Chief Financial Officer, Corporate Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	FuelCell Energy, Inc., Press Release, issued December 12, 2011.